United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2009

City National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

City National Center, 400 North Roxbury Drive, Beverly Hills, California		90210
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 888-6000

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On May 15, 2009, City National Corporation (the “Company”) completed the issuance and sale of 420,000 shares of its common stock, par value $1.00 per share (the “Common Stock”), pursuant to the exercise in full of the Underwriters’ over-allotment option set forth in the Underwriting Agreement (the “Underwriting Agreement”) dated May 5, 2009 between the Company and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters named therein. The shares of Common Stock were sold pursuant to the prospectus supplement, filed with the Securities and Exchange Commission (the “Commission”) on May 5, 2009, to the accompanying prospectus filed with the Commission on December 18, 2008, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-156275).

     A copy of the Underwriting Agreement is attached as Exhibit 1.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1

Underwriting Agreement, between the Company and Credit
Suisse Securities (USA) LLC and Merrill Lynch, Pierce,
Fenner & Smith Incorporated, as representatives of the
Underwriters, dated May 5, 2009, incorporated by reference
to Exhibit 1.1 of the Company’s Current Report on Form 8-K
filed May 8, 2009 and dated May 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2009

CITY NATIONAL CORPORATION

By: /s/ Michael B. Cahill
Michael B. Cahill
Executive Vice President,
Corporate Secretary and General Counsel
(Authorized Officer)

INDEX TO EXHIBITS

EXHIBIT NO. 1.1

                        DESCRIPTION OF EXHIBIT

   Underwriting Agreement, between the Company and
   Credit Suisse Securities (USA) LLC and Merrill Lynch,
   Pierce, Fenner & Smith Incorporated, as representatives of the Underwriters, dated May 5, 2009, incorporated by
   reference to Exhibit 1.1 of the Company’s Current Report
   on Form 8-K filed May 8, 2009 and dated May 5, 2009.